AMENDMENT NO. 3 TO
                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT


         This AMENDMENT NO. 3 TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT (the "Amendment") is effective as of the 18th day of March, 2002, by and among S2 TECHNOLOGIES, INC., a California corporation (the "Company") and each of those persons and entities whose names are set forth on the Schedule of Purchasers attached as Exhibit A to the Agreement (as defined below) (the "Purchasers").

                                    RECITALS

         WHEREAS, the Company issued an aggregate of six million two hundred eighty-five thousand seven hundred fifteen (6,285,715) Shares pursuant to that certain Series B Preferred Stock Purchase Agreement, as amended to date (the "Agreement") by and among the Company and each of those persons and entities whose names are set forth on the Schedule of Purchasers attached thereto as Exhibit A, dated as of October 18, 2001 (the "First Closing Date");

         WHEREAS, the Company has authorized the sale and issuance of up to an aggregate of ten million (10,000,000) shares of its Series B Preferred Stock (the "Shares");

         WHEREAS, pursuant to Sections 1.3 and 2.2 of the Agreement, not later than the one hundred-fiftieth (150th) day following the First Closing Date, at the option of each of the Purchasers listed under the heading "Second Closing," on Exhibit A of the Agreement, such Purchasers may purchase from the Company, severally and not jointly, up to an aggregate of three million six hundred seventy-eight thousand five hundred seventy-one (3,678,571) Shares on the terms and conditions set forth in the Agreement (the "Second Closing");

         WHEREAS, Star Trust 1982 ("Star Trust"), has elected not to participate in the Second Closing and, pursuant to Section 2.2 of the Agreement, Star Trust has accordingly forfeited its right to purchase the number of shares listed opposite its name under the heading "Second Closing," on Exhibit A of the Agreement (the "Star Trust Forfeited Shares");

         WHEREAS, pursuant to Section 2.2 of the Agreement, Oryx Ventures ("Oryx") intends to purchase all of the Star Trust Forfeited Shares on the terms and conditions set forth in the Agreement as they apply to the Second Closing;

         WHEREAS, the Company and the Purchasers believe it is in the best interest of the Company and its stockholders to amend Section 2.2 of the Agreement to extend by fourteen (14) days the date by which Oryx may purchase the Star Trust Forfeited Shares; and

         WHEREAS, Section 6.6(a) of the Agreement provides that the Agreement may be amended upon the written consent of the Company and holders of a majority of the outstanding Shares issued pursuant to the Agreement.

         Any capitalized term used in the Amendment and not defined herein shall have the meaning assigned to such term in the Agreement.

                                       1.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants set forth herein, the Purchasers agree as follows:

2. AMENDMENT AND RESTATEMENT OF SECTION 2.2: Pursuant to Section 6.6(a) of the Agreement, the parties hereby delete current Section 2.2 of the Agreement and amend and restate such Section 2.2 in its entirety to read as follows:

                  The closing of the sale and purchase of up to the total number of Shares set forth under the heading "Second Closing" on Exhibit A (the "Second Closing," the "First Closing," and the "Subsequent First Closing" are sometimes referred to herein collectively as the "Closing") shall take place at the offices of Cooley Godward LLP (as set forth above) not later than 150 days following the First Closing. The specific time and place of the Second Closing shall be agreed in writing among the Company and a majority in interest of the Purchasers by not later than 120 days following the First Closing (such date is hereinafter referred to as the "Second Closing Date"), but if no such agreement occurs, then such Second Closing shall occur 150 days after the First Closing (if such date is not a business day (defined as any weekday other than a United States of America or California holiday) then such Second Closing shall be on the first immediately following business day). In connection with each Purchaser's consent to the date of the Second Closing, each such Purchaser shall state in writing the portion of the Shares set forth opposite such Purchaser's name under the heading "Second Closing" on Exhibit A that it intends to purchase at said Second Closing and shall submit payment for the Shares that it intends to purchase by not later than 15 days prior to the scheduled date of the Second Closing (the "Second Closing Payment Deadline"). If (a) a Purchaser states in writing that it intends to purchase fewer than the full number of Shares set forth opposite such Purchaser's name under the heading "Second Closing" on Exhibit A, then it shall forfeit its right to purchase all other Shares listed for its purchase at the Second Closing (the "Forfeited Shares") or (b) a Purchaser fails to deliver payment for the Shares that it intends to purchase at the Second Closing by the Second Closing Payment Deadline, then said Purchaser shall be deemed to have forfeited its right to purchase all Shares for which it has not paid (also the "Forfeited Shares"). Upon any such forfeiture, Oryx Ventures may itself purchase, or it may select one or more third parties that are reasonably acceptable to the Board of Directors of the Company to purchase, any or all of such
                  Forfeited  Shares at the  Second  Closing  or,  subject to the
                  Company's prior written consent, within fourteen (14) days thereafter. All such sales of the Forfeited Shares shall be made on the terms and conditions set forth in this Agreement as they apply to the Second Closing. Any third party participating in such Second Closing shall become a party to this Agreement by executing and delivering a counterpart signature page to this Agreement and shall



                                       2.

                  thereafter be deemed a "Purchaser" and a party hereunder and such person shall also be required to execute all other documents required of Purchasers in a Closing. At the Second Closing, the Company shall update the attached Exhibit A to reflect the actual identities of each Purchaser and the respective amounts purchased at each Closing, and each Purchaser hereby consents to such amendment by the Company of said Exhibit A.

2.       COUNTERPARTS.   This  Amendment  may  be  executed  in  any  number  of
         counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

3. GOVERNING LAW. This Amendment shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California, without regard to any state's conflict of laws principles.

4. NO OTHER CHANGES. Except as otherwise provided herein, all the terms and conditions of the Agreement which are not inconsistent herewith shall remain in full force and effect.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                       3.

         IN WITNESS WHEREOF, the parties hereto have executed AMENDMENT NO. 3 TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                PURCHASERS:

S2 TECHNOLOGIES, INC.                   ORYX VENTURES


Signature: \s\ Mark Underseth           Signature: \s\ Phil Micciche
          -------------------                     ------------------

Print Name:  Mark Underseth             Print Name: Phil Micciche
           ----------------                        --------------

Title: President and CEO                Title: CEO
      ------------------                      ----

Address:   2031 San Elijo Avenue
           ---------------------
           Cardiff, CA 92007
           -----------------        PROFILE VENTURE PARTNERS FUND 1, L.P.


                                        Signature: \s\ Phillip Wickham
                                                   -------------------

                                        Print Name: Phillip Wickham
                                                    ---------------

                                        Title: Managing Director
                                               -----------------


                                        STAR TRUST 1982


                                        Signature:
                                                    -----------------

                                        Print Name:
                                                    -----------------

                                        Title:
                                               ----------------------


                                        VMR HIGH OCTANE FUND


                                        Signature: \s\ Richard Hubbard
                                                   -------------------

                                        Print Name: Richard Hubbard
                                                    ---------------

                                        Title: Director
                                               --------

                                       4.

                                        CRENSHAW INVESTMENTS LIMITED

                                        Signature: \s\ Peter Brigham
                                                    ----------------

                                        Print Name: Peter Brigham
                                                    -------------

                                        Title: Secretary
                                               ---------

                                        DIABLO PARTNERS

                                        Signature: \s\ Timothi Bacci
                                                   -----------------

                                        Print Name: Timothi Bacci
                                                    -------------

                                        Title: Managing Director
                                               -----------------





                                       5.

                                                     Exhibit A
                                              SCHEDULE OF PURCHASERS

                                                                      PURCHASE PRICE     PURCHASE PRICE PAYABLE
                                                                        PAYABLE BY           IN IMMEDIATELY
                                                                     CANCELLATION OF       AVAILABLE FUNDS AT    AGGREGATE PURCHASE
                   PURCHASER                          SHARES           INDEBTEDNESS              CLOSING                PRICE
                   ---------                          ------           ------------              -------                -----
FIRST CLOSING

ORYX VENTURES                                       3,157,143            $250,000.00           $855,000.00          $1,105,000.00
4340 Almaden Expwy, Suite 220
San Jose, CA  95118

PROFILE VENTURE PARTNERS FUND 1, L.P.               1,428,572                  $0.00           $500,000.20            $500,000.20
500 Chesterfield Parkway
Malvern, PA  19355

STAR TRUST 1982                                             0                  $0.00                 $0.00                  $0.00
c/o Amr Mohsen
1338 Ridder Park
San Jose, CA  95131

VMR HIGH OCTANE FUND                                  528,571             $50,000.00           $135,000.00            $185,000.00
c/o Meespeirson Fund Services
19-20 North Quay
Douglas, Isle of Man  1M991M

CRENSHAW INVESTMENTS LIMITED                        1,142,858                  $0.00           $400,000.30            $400,000.30
c/o Moore Stephens Services SAM
L'Estoil, Bloc C, 31 Avenue Princes Grace
MC 98000, Monaco

DIABLO PARTNERS                                        28,571                  $0.00            $10,000.00             $10,000.00
                                                    ---------            -----------         -------------          -------------
4111 Hartz Avenue, Suite 200
Danville, CA  94526

TOTAL FOR FIRST CLOSING:                            6,285,715            $300,000.00         $1,900,000.25          $2,200,000.25
                                                    =========            ===========         =============          =============

SECOND CLOSING

ORYX VENTURES                                       2,535,715                  $0.00           $887,500.25            $887,500.25
4340 Almaden Expwy, Suite 220
San Jose, CA  95118

PROFILE VENTURE PARTNERS FUND 1, L.P.                 571,428                  $0.00           $199,999.80            $199,999.80
500 Chesterfield Parkway
Malvern, PA  19355

ORYX VENTURES                                         142,857                  $0.00            $50,000.00             $50,000.00
4340 Almaden Expwy, Suite 220
San Jose, CA  95118

VMR HIGH OCTANE FUND                                  428,571                  $0.00           $150,000.00            $150,000.00
                                                    ---------            -----------         -------------          -------------
c/o Meespeirson Fund Services
19-20 North Quay
Douglas, Isle of Man  1M991M

TOTAL FOR SECOND CLOSING                            3,678,571                  $0.00         $1,287,499.85          $1,287,499.85
                                                    =========                  =====         =============          =============

TOTAL FOR FIRST AND SECOND CLOSINGS:                9,964,286            $300,000.00         $3,187,500.10          $3,487,500.10
                                                    =========            ===========         =============          =============